UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21386

Dreyfus Manager Funds I
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Research Long/Short Equity Fund

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E    F U N D

F O R    M O R E    I N F O R M AT I O N

Back Cover

Dreyfus Research Long/Short Equity Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Long/Short Equity Fund, covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2015 through October 31, 2016, as provided by Elizabeth Slover, Matthew T. Jenkin, and Matthew D. Griffin, CFA, Portfolio Managers of The Boston Company Asset Management, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Research Long/Short Equity Fund’s Class A shares produced a total return of -1.12%, Class C shares returned -1.88%, Class I shares returned -0.95%, and Class Y shares returned -0.87%.1 In comparison, the fund’s benchmark, the HFRI Equity Hedge Index, produced a total return of 2.47% for the same period.2

Hedge fund strategies produced moderately positive returns over the reporting period, but gains were limited by heightened market volatility. The fund underperformed its benchmark, largely due to individual disappointments in the information technology sector.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund employs long/short investment strategies in seeking to produce excess returns that are not tied to the direction of major equity markets over a complete market cycle, typically a period of several years. The fund also seeks less volatility than such markets over a complete market cycle.

We strive to boost value added excess returns (“alpha”) by allocating fund assets among various global equity sectors, each managed by a separate team of research analysts. Currently, the fund invests its assets among the following global equity sectors: (1) technology/media/telecommunication services, (2) consumer, (3) industrials, (4) health care, and (5) natural resources. We invest the fund’s assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. Conversely, we establish short positions in those companies in which the analysts believe there has been a negative change in the fundamental factors relating to the company or the company has become overvalued.

Macroeconomic Shifts Prompted Volatility in Stocks

U.S. equities experienced high levels of volatility in late 2015. Some industry groups gained value in response to higher corporate earnings, including the information technology, health care, and financials sectors. In contrast, the energy and basic materials sectors declined due to falling commodity prices.

Investor sentiment turned more broadly negative in early 2016 due to the ongoing fall in oil prices, fears that higher short-term interest rates might weigh on U.S. and global economic growth, and disappointing economic data from China. Stocks rebounded sharply from late February through mid-April when commodity prices began to rebound, Chinese economic conditions improved, major central banks further eased their monetary policies, and U.S. monetary policymakers indicated that additional U.S. interest rate increases were likely to be delayed.

The market’s advance faltered in late April 2016 over concerns regarding the United Kingdom’s upcoming “Brexit” referendum to determine whether to remain a member of the European Union. Global equities fell sharply after Britons voted in late June to leave the European Union. However, the decline proved short lived when investors realized that the United Kingdom’s departure would not take place immediately, and that the long-term global economic impact was likely to be limited. U.S. stocks continued to climb, and some broad measures of stock market performance set new record highs in July and August. Market averages generally lost some ground in October due to growing uncertainty regarding the outcome of U.S. elections.

DISCUSSION OF FUND PERFORMANCE (continued)

Volatility Undermined Fund Strategies

With stocks responding more to political and macroeconomic developments than to company fundamentals, the fund’s active management strategy struggled. Several long positions detracted from the fund’s results compared to its benchmark, including oil producer Genel Energy, semiconductor design firm Cavium, agricultural chemicals maker CF Industries, Internet services provider Akamai Technologies, and Netherlands-based staffing company Randstad. A number of the fund’s short positions were hurt by mergers-and-acquisitions activity. Notable disappointments among short positions included energy producer Murphy Oil, integrated oil and gas company Lukoil, mobile communications provider T-Mobile US, and professional network host LinkedIn.

On a more positive note, fund holdings across a variety of market sectors performed well. Top performers included long positions in specialty retailer Ulta Salon Cosmetics & Fragrance, Brazilian based infrastructure logistics company EcoRodovias Infraestrutura e Logística, communications semiconductor designer Broadcom, and Russian petroleum producer Rosneft. Short positions contributing positively to performance included oil refiner HollyFrontier, oil pipeline builder Kinder Morgan, French payment solutions provider Ingenico, shipper China Shipping Container Lines, and baker Flowers Foods.

Concentrating on the Most Attractive Opportunities

During the reporting period, the fund reduced its total number of holdings from 164 to 110 while increasing the size of its investments in what we considered as the most attractive individual long and short opportunities. As of the end of the reporting period, the fund held 67 long positions across a wide range of investment sectors. At the same time, the fund’s 43 short positions continued to act as a hedge against volatility and risk.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was eliminated during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. The securities of issuers in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, options on futures and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2017, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The HFRI Equity Hedge Index is a fund-weighted index of select hedge funds focusing on equity hedge strategies. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Research Long/Short Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the HFRI Equity Hedge Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Research Long/Short Equity Fund on 7/31/13 (inception Date) to a $10,000 investment made in the HFRI Equity Hedge Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/16
	Inception Date	1 Year	From Inception

Class A shares
with maximum sales charge (5.75%)	7/31/13	-6.79%	-1.78%
without sales charge	7/31/13	-1.12%	0.02%
Class C shares
with applicable redemption charge†	7/31/13	-2.84%	-0.73%
without redemption	7/31/13	-1.88%	-0.73%
Class I shares	7/31/13	-0.95%	0.27%
Class Y shares	7/31/13	-0.87%	0.29%
HFRI Equity Hedge Index	7/31/13	2.47%	3.39%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Long/Short Equity Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$14.76	$18.28	$13.24	$13.30
Ending value (after expenses)	$1,025.20	$1,020.50	$1,025.80	$1,026.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$14.66	$18.16	$13.15	$13.20
Ending value (after expenses)	$1,010.56	$1,007.04	$1,012.07	$1,012.02

† Expenses are equal to the fund’s annualized expense ratio of 2.90% for Class A, 3.60% for Class C, 2.60% for Class I and 2.61% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2016

Common Stocks - 78.1%	Shares		Value ($)
Automobiles & Components - 2.0%
Goodyear Tire & Rubber	29,180		847,095
Isuzu Motors	67,500		836,428
			1,683,523
Capital Goods - 7.8%
Airtac International Group	125,000		996,197
Assa Abloy, Cl. B	43,281		787,306
China State Construction International Holdings	494,000		722,316
Hyundai Heavy Industries	6,816	[a]	866,706
Koninklijke Philips	39,860		1,201,554
United Technologies	9,369	[b]	957,512
Weichai Power, Cl. H	636,000		961,108
			6,492,699
Consumer Durables & Apparel - 1.2%
Hanesbrands	38,552	[b]	990,786
Consumer Services - 1.2%
Carnival	19,382		951,656
Energy - 9.6%
EOG Resources	13,345	[b]	1,206,655
Gran Tierra Energy	238,847	[a]	698,039
Occidental Petroleum	17,750	[b]	1,294,153
Pioneer Natural Resources	6,537	[b]	1,170,254
Reliance Industries, GDR	27,416	[c]	874,312
Rosneft, GDR	130,147		709,301
Schlumberger	14,598	[b]	1,142,002
Superior Energy Services	63,823	[b]	903,734
			7,998,450
Food & Staples Retailing - 3.0%
Costco Wholesale	9,174	[b]	1,356,559
Walgreens Boots Alliance	14,040		1,161,529
			2,518,088
Food, Beverage & Tobacco - 5.9%
ConAgra Foods	42,953	[b]	2,069,476
Kellogg	14,546	[b]	1,092,841
Molson Coors Brewing, Cl. B	16,779	[b]	1,741,828
			4,904,145
Health Care Equipment & Services - 9.4%
ABIOMED	7,165	[a]	752,253

Common Stocks - 78.1% (continued)	Shares		Value ($)
Health Care Equipment & Services - 9.4% (continued)
Baxter International	27,261		1,297,351
Boston Scientific	76,401	[a]	1,680,822
C.R. Bard	2,445	[b]	529,783
ConvaTec Group	231,944	[c]	709,752
DexCom	10,345	[a]	809,393
HCA Holdings	12,313	[a,b]	942,314
Zimmer Biomet Holdings	10,193		1,074,342
			7,796,010
Household & Personal Products - 1.3%
Estee Lauder, Cl. A	12,745	[b]	1,110,472
Materials - 3.9%
Dow Chemical	22,056	[b]	1,186,833
International Paper	22,279		1,003,223
Vulcan Materials	9,250		1,047,100
			3,237,156
Media - 2.4%
Charter Communications, Cl. A	4,316	[a,b]	1,078,525
WPP	43,797		953,146
			2,031,671
Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
ARIAD Pharmaceuticals	57,094	[a,b]	497,860
BioMarin Pharmaceutical	6,515	[a,b]	524,588
Merck & Co.	22,115	[b]	1,298,593
Neurocrine Biosciences	12,255	[a,b]	536,401
TESARO	4,863	[a]	587,839
			3,445,281
Retailing - 6.3%
Amazon.com	1,372	[a,b]	1,083,633
Home Depot	8,312	[b]	1,014,147
J.C. Penney	102,274	[a,b]	878,534
The TJX Companies	17,599	[b]	1,297,926
Ulta Salon Cosmetics & Fragrance	3,969	[a,b]	965,816
			5,240,056
Semiconductors & Semiconductor Equipment - 4.5%
Broadcom	8,222	[b]	1,400,042
Cavium	12,804	[a,b]	722,786
Realtek Semiconductor	156,000		528,939
Skyworks Solutions	14,560	[b]	1,120,246
			3,772,013

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 78.1% (continued)	Shares		Value ($)
Software & Services - 9.3%
Alphabet, Cl. C	1,760	[a,b]	1,380,790
Facebook, Cl. A	8,049	[a,b]	1,054,339
Fortinet	22,196	[a,b]	711,604
Oracle	27,210	[b]	1,045,408
salesforce.com	12,972	[a,b]	974,976
Splunk	9,395	[a]	565,485
Teradata	23,932	[a]	645,207
Visa, Cl. A	16,285	[b]	1,343,675
			7,721,484
Technology Hardware & Equipment - 1.1%
Cisco Systems	29,215	[b]	896,316
Transportation - 5.1%
Copa Holdings	10,947	[b]	1,009,642
Delta Air Lines	18,200	[b]	760,214
EcoRodovias Infraestrutura e Logistica	319,200	[a]	947,000
Union Pacific	9,153	[b]	807,112
United Continental Holdings	13,485	[a]	758,262
			4,282,230
Total Common Stocks (cost $60,744,881)			65,072,036
Preferred Stocks - 1.8%
Energy - 1.8%
Petroleo Brasileiro, ADR (cost $960,900)	133,194	[a,b]	1,473,126
Other Investment - 24.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $20,110,755)	20,110,755	[d]	20,110,755
Total Investments (cost $81,816,536)	104.1%		86,655,917
Liabilities, Less Cash and Receivables	(4.1%)		(3,391,121)
Net Assets	100.0%		83,264,796

ADR—American Depository Receipt

GDR—Global Depository Receipt

a Non-income producing security.

b Held by a broker as collateral for open short positions.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $1,584,064 or 1.9% of net assets.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investment	24.2
Energy	11.4
Health Care Equipment & Services	9.4
Software & Services	9.3
Capital Goods	7.8
Retailing	6.3
Food, Beverage & Tobacco	5.9
Transportation	5.1
Semiconductors & Semiconductor Equipment	4.5
Pharmaceuticals, Biotechnology & Life Sciences	4.1
Materials	3.9
Food & Staples Retailing	3.0
Media	2.4
Automobiles & Components	2.0
Household & Personal Products	1.3
Consumer Durables & Apparel	1.2
Consumer Services	1.2
Technology Hardware & Equipment	1.1
104.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2016

Common Stocks - 41.2%	Shares	Value ($)
Automobiles & Components - 1.0%
Fuji Heavy Industries	21,500	839,317
Capital Goods - 3.1%
CNH Industrial	122,415	951,409
CRRC Corporation, Cl. H	645,000	585,015
Dongfang Electric, Cl. H	480,600	371,984
Fastenal	16,597	646,951
		2,555,359
Consumer Services - 1.1%
Wyndham Worldwide	13,859	912,477
Energy - 5.8%
Chevron	8,967	939,293
Exxon Mobil	10,404	866,861
HollyFrontier	26,208	653,890
National Oilwell Varco	22,862	733,870
Repsol	53,366	747,764
Subsea 7	79,869	896,050
		4,837,728
Exchange-Traded Funds - 1.8%
iShares U.S. Industrials ETF	8,876	991,449
iShares U.S. Medical Devices ETF	3,699	498,921
		1,490,370
Food, Beverage & Tobacco - 3.7%
Constellation Brands, Cl. A	5,266	880,054
Flowers Foods	58,524	908,293
Hormel Foods	22,881	880,919
Tyson Foods, Cl. A	6,157	436,223
		3,105,489
Health Care Equipment & Services - 3.6%
Diplomat Pharmacy	29,135	675,058
Fresenius Medical Care	9,300	757,615
MEDNAX	10,646	652,068
Quest Diagnostics	10,854	883,950
		2,968,691
Household & Personal Products - 1.0%
Clorox	6,907	828,978
Materials - 1.7%
Compass Minerals International	10,252	736,606

Common Stocks - 41.2% (continued)	Shares	Value ($)
Materials - 1.7% (continued)
Ecolab	6,195	707,283
		1,443,889
Pharmaceuticals, Biotechnology & Life Sciences - 3.8%
Amgen	6,526	921,210
Bruker	32,838	672,851
PerkinElmer	15,575	792,612
United Therapeutics	6,285	754,640
		3,141,313
Retailing - 4.8%
Bed Bath & Beyond	22,989	929,215
Gap	34,683	956,904
L Brands	14,234	1,027,553
Nordstrom	21,258	1,105,416
		4,019,088
Software & Services - 4.2%
CA	31,254	960,748
International Business Machines	7,344	1,128,699
SAP, ADR	12,796	1,124,001
Yelp	9,522	310,989
		3,524,437
Technology Hardware & Equipment - 2.5%
Ingenico	8,865	701,647
Juniper Networks	24,342	641,168
NetApp	21,181	718,883
		2,061,698
Telecommunication Services - 1.4%
Verizon Communications	24,150	1,161,615
Transportation - 1.7%
China Shipping Container Lines, Cl. H	3,136,000	658,560
Royal Mail	123,002	739,119
		1,397,679
Total Securities Sold Short (proceeds $35,602,755)		34,288,128

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

STATEMENT OF SECURITIES SOLD SHORT (continued)

Portfolio Summary (Unaudited) †	Value (%)
Energy	5.8
Retailing	4.8
Software & Services	4.2
Pharmaceuticals, Biotechnology & Life Sciences	3.8
Food, Beverage & Tobacco	3.7
Health Care Equipment & Services	3.6
Capital Goods	3.1
Technology Hardware & Equipment	2.5
Exchange-Traded Funds	1.8
Materials	1.7
Transportation	1.7
Telecommunication Services	1.4
Consumer Services	1.1
Automobiles & Components	1.0
Household & Personal Products	1.0
41.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	61,705,781	66,545,162
Affiliated issuers	20,110,755	20,110,755
Cash		12,959
Cash denominated in foreign currency	835,650	828,867
Receivable from brokers for proceeds on securities sold short—Note 4		35,602,755
Receivable for investment securities sold		2,467,353
Receivable for shares of Beneficial Interest subscribed		75,000
Dividends receivable		54,980
Due from broker		8,206
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		2,993
Prepaid expenses		27,066
		125,736,096
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		138,280
Securities sold short, at value (proceeds $35,602,755)—See Statement of Securities Sold Short—Note 4		34,288,128
Payable for investment securities purchased		7,886,393
Payable for shares of Beneficial Interest redeemed		47,604
Payable for dividends on securities sold short		32,615
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		250
Accrued expenses		78,030
		42,471,300
Net Assets ($)		83,264,796
Composition of Net Assets ($):
Paid-in capital		82,818,029
Accumulated investment (loss)—net		(1,082,691)
Accumulated net realized gain (loss) on investments		(4,613,188)
Accumulated net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions		6,142,646
Net Assets ($)		83,264,796

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	705,391	108,651	3,599,580	78,851,174
Shares Outstanding	57,726	9,113	292,024	6,396,520
Net Asset Value Per Share ($)	12.22	11.92	12.33	12.33

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $39,835 foreign taxes withheld at source):
Unaffiliated issuers	1,010,755
Affiliated issuers	43,328
Total Income	1,054,083
Expenses:
Management fee—Note 3(a)	1,122,960
Dividends on securities sold short	964,733
Interest on securities sold short	204,592
Professional fees	115,552
Registration fees	65,117
Custodian fees—Note 3(c)	50,303
Prospectus and shareholders’ reports	7,961
Trustees’ fees and expenses—Note 3(d)	6,268
Shareholder servicing costs—Note 3(c)	4,626
Loan commitment fees—Note 2	1,544
Distribution fees—Note 3(b)	822
Miscellaneous	18,797
Total Expenses	2,563,275
Less—reduction in expenses due to undertaking—Note 3(a)	(140,437)
Less—reduction in fees due to earnings credits—Note 3(c)	(24)
Net Expenses	2,422,814
Investment (Loss)—Net	(1,368,731)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	(2,811,823)
Short sale transactions	336,716
Net realized gain (loss) on forward foreign currency exchange contracts	20,367
Net Realized Gain (Loss)	(2,454,740)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	3,047,033
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,515
Net unrealized appreciation (depreciation) on securities sold short	27,716
Net Unrealized Appreciation (Depreciation)	3,079,264
Net Realized and Unrealized Gain (Loss) on Investments	624,524
Net (Decrease) in Net Assets Resulting from Operations	(744,207)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment (loss)—net	(1,368,731)	(1,801,331)
Net realized gain (loss) on investments	(2,454,740)	4,818,802
Net unrealized appreciation (depreciation) on investments	3,079,264	(3,250,185)
Net Increase (Decrease) in Net Assets Resulting from Operations	(744,207)	(232,714)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(40,319)	-
Class C	(2,787)	-
Class I	(143,644)	-
Class Y	(1,765,086)	-
Total Dividends	(1,951,836)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	35,416	1,515,954
Class I	391,812	638,227
Class Y	23,980,238	26,189,513
Dividends reinvested:
Class A	38,029	-
Class C	178	-
Class I	61,866	-
Class Y	1,338,797	-
Cost of shares redeemed:
Class A	(1,206,206)	(27,622,811)
Class C	(7,433)	-
Class I	(10,880,098)	(2,462,390)
Class Y	(20,015,628)	(16,570,325)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,263,029)	(18,311,832)
Total Increase (Decrease) in Net Assets	(8,959,072)	(18,544,546)
Net Assets ($):
Beginning of Period	92,223,868	110,768,414
End of Period	83,264,796	92,223,868
Accumulated investment (loss)—net	(1,082,691)	(1,491,714)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	2,921	118,321
Shares issued for dividends reinvested	3,132	-
Shares redeemed	(99,996)	(2,151,149)
Net Increase (Decrease) in Shares Outstanding	(93,943)	(2,032,828)
Class C
Shares issued for dividends reinvested	15	-
Shares redeemed	(635)	-
Net Increase (Decrease) in Shares Outstanding	(620)	-
Class Ia
Shares sold	31,404	49,954
Shares issued for dividends reinvested	5,067	-
Shares redeemed	(870,577)	(190,551)
Net Increase (Decrease) in Shares Outstanding	(834,106)	(140,597)
Class Ya
Shares sold	1,979,164	2,038,264
Shares issued for dividends reinvested	109,559	-
Shares redeemed	(1,651,418)	(1,288,190)
Net Increase (Decrease) in Shares Outstanding	437,305	750,074

[a]During the period ended October 31, 2016, 17,058 Class Y shares representing $220,606 were exchanged for 17,914 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.65	12.74	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.24)	(.23)	(.30)	(.07)
Net realized and unrealized gain (loss) on investments	.10	.14	.25	.36
Total from Investment Operations	(.14)	(.09)	(.05)	.29
Distributions:
Dividends from net realized gain on investments	(.29)	—	—	—
Net asset value, end of period	12.22	12.65	12.74	12.79
Total Return (%)[c]	(1.12)	(.71)	(.39)	2.32	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.46	3.24	3.56	4.57	[e]
Ratio of net expenses to average net assets	3.24	3.08	3.28	2.82	[e]
Ratio of net investment (loss) to average net assets	(1.99)	(1.78)	(2.35)	(2.07)	[e]
Portfolio Turnover Rate	268.40	359.78	204.65	45.11	[d]
Net Assets, end of period ($ x 1,000)	705	1,919	27,837	187

a From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.44	12.63	12.76	12.50
Investment Operations:
Investment (loss)—net[b]	(.31)	(.33)	(.40)	(.09)
Net realized and unrealized gain (loss) on investments	.08	.14	.27	.35
Total from Investment Operations	(.23)	(.19)	(.13)	.26
Distributions:
Dividends from net realized gain on investments	(.29)	—	—	—
Net asset value, end of period	11.92	12.44	12.63	12.76
Total Return (%)[c]	(1.88)	(1.43)	(1.10)	2.08	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.09	4.09	4.48	5.36	[e]
Ratio of net expenses to average net assets	3.90	3.85	3.98	3.62	[e]
Ratio of net investment (loss) to average net assets	(2.63)	(2.62)	(3.10)	(2.83)	[e]
Portfolio Turnover Rate	268.40	359.78	204.65	45.11	[d]
Net Assets, end of period ($ x 1,000)	109	121	123	102

a From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.73	12.79	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.20)	(.21)	(.28)	(.06)
Net realized and unrealized gain (loss) on investments	.09	.15	.28	.35
Total from Investment Operations	(.11)	(.06)	–	.29
Distributions:
Dividends from net realized gain on investments	(.29)	—	—	—
Net asset value, end of period	12.33	12.73	12.79	12.79
Total Return (%)	(.95)	(.47)	(.08)	2.40	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.20	2.95	3.46	4.05	[d]
Ratio of net expenses to average net assets	3.02	2.85	3.01	2.62	[d]
Ratio of net investment (loss) to average net assets	(1.75)	(1.60)	(2.12)	(1.83)	[d]
Portfolio Turnover Rate	268.40	359.78	204.65	45.11	[c]
Net Assets, end of period ($ x 1,000)	3,600	14,332	16,196	12,697

a From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.73	12.79	12.79	12.50
Investment Operations:
Investment (loss)—net[b]	(.20)	(.21)	(.27)	(.06)
Net realized and unrealized gain (loss) on investments	.09	.15	.27	.35
Total from Investment Operations	(.11)	(.06)	–	.29
Distributions:
Dividends from net realized gain on investments	(.29)	—	—	—
Net asset value, end of period	12.33	12.73	12.79	12.79
Total Return (%)	(.87)	(.47)	(.08)	2.40	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.07	2.95	3.32	4.05	[d]
Ratio of net expenses to average net assets	2.90	2.85	3.00	2.62	[d]
Ratio of net investment (loss) to average net assets	(1.63)	(1.62)	(2.10)	(1.83)	[d]
Portfolio Turnover Rate	268.40	359.78	204.65	45.11	[c]
Net Assets, end of period ($ x 1,000)	78,851	75,852	66,612	12,692

a From July 31, 2013 (commencement of operations) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Research Long/Short Equity Fund (the “fund”) is the sole series of Dreyfus Manager Funds I (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and Class C shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	52,270,290	—	—	52,270,290
Equity Securities - Foreign Common Stocks†	12,801,746	—	—	12,801,746
Equity Securities - Foreign Preferred Stocks†	1,473,126	—	—	1,473,126
Mutual Funds	20,110,755	—	—	20,110,755
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	2,993	—	2,993
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(250)	—	(250)
Securities Sold Short:
Equity Securities - Domestic Common Stocks†††	(24,425,277)	—	—	(24,425,277)
Equity Securities - Foreign Common Stocks†††	(8,372,481)	—	—	(8,372,481)
Exchange-Traded Funds	(1,490,370)	—	—	(1,490,370)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

††† See Statement of Securities Sold Short for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	14,256,604	88,102,419	82,248,268	20,110,755	24.2

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

Certain affiliated investment companies may also invest in the fund. At October 31, 2016, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 4,015,229 Class Y shares representing approximately 59% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements,

NOTES TO FINANCIAL STATEMENTS (continued)

and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,482,029 and unrealized appreciation $5,011,487. In addition, the fund deferred for tax purposes late year ordinary losses of $1,082,691 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $3,391,404 of short-term capital losses and $90,625 of long-term capital losses which can be carried forward for an unlimited period.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, net operating losses, and short sale dividend reclass, the fund increased accumulated undistributed investment income-net by $1,777,754, decreased accumulated net realized gain (loss) on investments by $65,080 and decreased paid-in capital by $1,712,674. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.35% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, to waive receipt of its fees and/or assume the direct expenses of the fund, from November 1, 2015 through March 1, 2017, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, dividend and interest expense on securities sold short, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $140,437 during the period ended October 31, 2016.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the

NOTES TO FINANCIAL STATEMENTS (continued)

SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $822 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $3,022 and $274, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $1,177 for transfer agency services and $59 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $24.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $50,303 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,185, Distribution Plan fees $70, Shareholder Services Plan fees $186, custodian fees $43,971, Chief Compliance Officer fees $5,688 and transfer agency fees $265, which are offset against an expense reimbursement currently in effect in the amount of $8,085.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward contracts, during the period ended October 31, 2016 were as follows:

	Purchases ($)	Sales ($)
Long transactions	179,978,906	187,071,039
Short sale transactions	161,460,709	151,932,220
Total	341,439,615	339,003,259

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases

NOTES TO FINANCIAL STATEMENTS (continued)

between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2016 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
British Pound,
Expiring
11/1/2016	330,163	401,414	404,121	2,707
Citigroup
Danish Krone,
Expiring
11/1/2016	286,657	42,186	42,306	120
Swedish Krona,
Expiring
11/1/2016	256,434	28,450	28,391	(59)
Goldman Sachs International
Japanese Yen,
Expiring
11/2/2016	3,121,248	29,724	29,763	39
JP Morgan Chase Bank
Euro,
Expiring
11/1/2016	38,598	42,244	42,371	127
Northern Trust Bank
Canadian Dollar,
Expiring
11/1/2016	99,111	74,079	73,892	(187)
Hong Kong Dollars,
Expiring
11/1/2016	494,251	63,733	63,729	(4)
Gross Unrealized Appreciation				2,993
Gross Unrealized Depreciation				(250)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	2,993	(250)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,993	(250)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	2,993	(250)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	2,707		-	-	2,707
Citigroup	120		(59)	-	61
Goldman Sachs International	39		-	-	39
JP Morgan Chase Bank	127		-	-	127
Total	2,993		(59)	-	2,934

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(59)		59	-	-
Northern Trust Bank	(191)		-	-	(191)
Total	(250)		59	-	(191)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Forward contracts	672,117

At October 31, 2016, the cost of investments for federal income tax purposes was $82,947,695; accordingly, accumulated net unrealized appreciation on investments was $3,708,222, consisting of $6,338,654 gross unrealized appreciation and $2,630,432 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Research Long/Short Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Research Long/Short Equity Fund (the sole series comprising Dreyfus Manager Funds I) as of October 31, 2016 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Research Long/Short Equity Fund at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.2862 per share as a long-term capital gain distribution paid on December 21, 2005 and $.0001 per share as a long-term capital gain distribution paid on March 23, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Research Long/Short Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company
Asset Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DLSAX Class C: DLSCX Class I: DLSYX Class Y: DLYYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6116AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,513 in 2015 and $45,625 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,864 in 2015 and $3,910 in 2016.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $45 in 2015 and $10 in 2016.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,591,507 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds I

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)